EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 4.08.04

	Rig Name	Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	JACKUPS (45)
1	Britannia	200	'	Bret Engineering	UK North Sea		Contracted	early Jul 02	late Sep 04		Dayrate adjusted every 3-months based on market dayrate; dayrate for Apr thru Jun 04 estimated in low $40s; 2-week survey in early Jun 04
2	GSF Compact Driller	300	'	MLT 116-C	Thailand	Yes	Contracted	late Aug 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Apr-Jun 04 estimated in high $50s
3	GSF Constellation I	400	'	F&G JU 2000	MOB to Trinidad		MOB	early Mar 04	early May 04		Followed by 1-month upgrades, followed by 3-year commitment in low $70s
4	GSF Constellation II	400	'	F&G JU 2000	Singapore	Yes	New Build				Estimated shipyard delivery 2Q04; followed by MOB to Argentina; followed by 9 1/2 commitment in low $70s
5	GSF Galaxy I	400	'	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	late Jan 04	mid Apr 04	low $90s	Followed by estimated 3-week idle period (Rig swap Galaxy III); Followed by 4-month contract in low $90s
6	GSF Galaxy II	400	'	KFELS Mod VI	East Canada		Available	late Nov 03	late May 04		Followed by 4-month contract at $105
7	GSF Galaxy III	400	'	KFELS Mod VI	UK North Sea		Upgrades	mid Feb 04	early Apr 04		Followed by 8-month contract in low $90s; (rig swap Galaxy I), 600 day contract in low $100s commencing in mid-2005
8	GSF Galveston Key	300	'	MLT 116-C	Vietnam	Yes	Contracted	early May 02	late Oct 04		Dayrate adjusted every three months based on market dayrate; dayrate for Apr-Jun 04 estimated in high $50s; 1-week survey early Apr 04
9	GSF Adriatic I	300	'	MLT 116-C	Nigeria		Contracted	late Jun 02	late Jun 04	low $70s
10	Glomar Adriatic II	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid Mar 04	mid Apr 04	mid $30s	Followed by 2 1/2-month upgrades and 1-month MOB to Angola; followed by 2 1/2-year contract in mid $50s
11	GSF Adriatic III	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Mar 04	late Apr 04		Dayrate adjusted monthly based on market dayrate; dayrate estimated for Apr 04 in mid $40s
12	GSF Adriatic IV	350	'	MLT 116-C	Egypt		Contracted	early Mar 03	early Mar 05	high $50s
13	GSF Adriatic V	300	'	MLT 116-C	Cameroon		Upgrades	late Mar 04	late Jun 04		Followed by a 2 1/2 year contract starting early Aug 04 in mid $50s
14	GSF Adriatic VI	225	'	MLT 116-C	Nigeria		Contracted	mid Nov 03	late April 04	high $40s	Followed by 1-month upgrade period
15	GSF Adriatic VII	350	'	MLT 116-C	Trinidad	Yes	Contracted	mid Mar 04	mid Jun 04	low $60s	Followed by 1-month contract in low $60s
16	GSF Adriatic VIII	328	'	MLT 116-C	Nigeria	Yes	Contracted	late Mar 04	early Mar 06	mid $50s
17	GSF Adriatic IX	350	'	MLT 116-C	Gabon		Contracted	early Dec 03	mid May 04	high $40s	Followed by repairs mid May 04—mid July 04; followed by 2 1/2-month contract in high $40s
18	GSF Adriatic X	350	'	MLT 116-C	Gulf of Mexico		Contracted	mid Feb 04	early May 04	high $40s
19	GSF Adriatic XI	225	'	MLT 116-C	UK North Sea		Available	mid Feb 04			Estimated idle period mid Feb 04—late July 04
20	GSF Baltic	375	'	MLT SUPER300	Nigeria		Contracted	early Jul 02	early Jul 04	mid $70s
21	Glomar High Island I	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Repairs	late Mar 04	mid Apr 04		Followed by 3-month commitment in the mid $30s
22	GSF High Island II	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Apr 04 estimated in mid $30s
23	GSF High Island III	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Mar 04	late Apr 04		Dayrate adjusted monthly based on market dayrate; dayrate for Apr 04 estimated in low $30s
24	GSF High Island IV	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Feb 04	mid May 04	mid $30s
25	GSF High Island V	270	'	MLT 82-SD-C	Gabon		Contracted	late Mar 04	late July 04	high $30s
26	GSF High Island VII	250	'	MLT 82-SD-C	Cameroon	Yes	Contracted	mid Jan 04	mid Jun 04	low $40s
27	GSF High Island VIII	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	early Apr 04	low $30s	Followed by 2 1/2 month contract in mid $30s
28	GSF High Island IX	250	'	MLT 82-SD-C	Cameroon	Yes	Contracted	late Feb 04	late Apr 04	mid $40s	Followed by 2-month estimated idle period
29	GSF Labrador	300	'	CFEMT-2005-C	UK North Sea	Yes	Contracted	early Mar 04	mid Apr 04	low $50s	Estimated idle period mid Apr 04—late May 04
30	GSF Main Pass I	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Mar 04	late Apr 04		Dayrate adjusted monthly based on market dayrate; dayrate for Apr 04 estimated in mid $30s
31	GSF Main Pass IV	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	mid Mar 04	mid Jun 04	low $40s
32	GSF Key Gibraltar	300	'	MLT 84-C (modified)	Malaysia	Yes	Contracted	mid Dec 03	late Aug 04	low $50s	Followed by upgrades and underwater inspection early Sep 04—late Sep 04; followed by 12-month contract in high $50s
33	Key Hawaii	300	'	Mitsui 300-C	Saudi Arabia	Yes	Contracted	early Mar 03	late Apr 04	low $40s	Followed by 3-week MOB to Qatar; followed by 4-month commitment in low $50s; followed by a 5-week upgrade period; followed by 2-year commitment in low $50s
34	GSF Key Manhattan	350	'	MLT 116-C	Egypt		Contracted	mid May 03	early Jul 04	high $50s
35	GSF Key Singapore	350	'	MLT 116-C	Egypt	yes	Contracted	mid Sep 03	late Jun 04	low $60s	Followed by 5-month commitment in low $60s; followed by 3-week repair period
36	GSF Magellan	350	'	F&G L-780 Mod V	UK North Sea		Available	early Nov 03	late Apr 04		Followed by 1 1/2-month commitment in mid $90s, followed by 3-week available; followed by 3-month commitment in low $90s
37	GSF Monarch	350	'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Dec 03	late Sep 04	high $70s	2-week survey early Apr 04
38	GSF Monitor	350	'	F&G L-780 Mod V	Trinidad		Contracted	mid Oct 03	mid Sep 04	mid $60s
39	GSF Parameswara	300	'	Baker Marine BMC 300 IC	Indonesia		Contracted	late Oct 02	mid Dec 04	low $70s
40	GSF Rig 103	250	'	MLT 52-C	Qatar		Contracted	mid Dec 02	late Oct 04	low $40s
41	GSF Rig 105	250	'	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s	Followed by 2-weeks repair period
42	GSF Rig 124	250	'	Modec 200C-45	Gulf of Suez	Yes	Contracted	mid Feb 03	early Apr 04	low $30s	Followed by 2-month commitment in low $30s
43	GSF Rig 127	250	'	F&G L-780 Mod II	Qatar		Contracted	early Nov 02	early Jun 04	low $40s
44	GSF Rig 134	300	'	F&G L-780 Mod II	Malaysia		Contracted	early Nov 03	late Aug 04	low $50s	Followed by 10-month contract in mid $50s
45	GSF Rig 136	300	'	F&G L-780 Mod II	Indonesia	Yes	Contracted	late Sep 02	late May 04	high $60s	Followed by 16-month commitment in mid $60s; Upgrades early Sept 04—late Sept 04
46	GSF Rig 141	250	'	MLT 82-SD-C	Gulf of Suez		Contracted	early Feb 04	early Aug 04	mid $30s
	SEMISUBMERSIBLES (9)

1	GSF Aleutian Key	2,300	'	F&G Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	early Oct 03	late Jul 04	low $80s
2	GSF Arctic I	3,400	'	F&G L-907	Gulf of Mexico	Yes	Contracted	mid Feb 04	late May 04	low $50s	Followed by 2-week contract in mid $50s
3	GSF Arctic III	1,800	'	F&G L-907	UK North Sea	Yes	Contracted	mid Feb 04	late Apr 04	low $40s	Followed by 3-month commitment in mid $40s
4	GSF Arctic IV	1,800	'	F&G L-907	UK North Sea	Yes	Contracted	early Mar 04	mid Jun 04	mid $30s	Followed by 1-month contract in low $40s
5	GSF Celtic Sea	5,750	'	F&G L-907	Gulf of Mexico		Contracted	early Mar 04	early Aug 04	high $60s
6	GSF Development Driller I	7,500	'	F&G ExD	Singapore		New Build				Estimated shipyard delivery 2Q04
7	GSF Development Driller II	7,500	'	F&G ExD	Singapore		New Build				Estimated shipyard delivery 2Q05; early July 2005 3-year contract in low $180s
8	GSF Grand Banks	1,500	'	AKER H-3.2	East Canada		Contracted	early Jul 03	mid Jul 05	$107s	Repairs late March 2004—early April 2004
9	GSF Arctic II	1,200	'	F&G L-907	UK North Sea		Cold stacked				Cold stacked
10	GSF Rig 135	2,400	'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	mid Jan 03	late Jul 04	mid $70s
11	GSF Rig 140	2,400	'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	early Apr 04	mid Jun 04	low $40s	Followed by 5-month commitment in low $40s
	DRILLSHIPS (4)

1	GSF C.R. Luigs	9,000	'	GMDC	Gulf of Mexico	Yes	Contracted	mid Sep 03	early May 04	$109s	Followed by 3 1/2-month contract in low $150s
2	Glomar Explorer	7,800	'	GMDC	Gulf of Mexico	Yes	Contracted	mid Feb 04	mid Apr 04	$105s	Followed by 1-month idle period
3	Glomar Jack Ryan	8,000	'	GMDC	Gulf of Mexico	Yes	Available	mid Mar 04	early Jun 04		Followed by early June 04 MOB to Brazil; followed by 5-month commitment in mid $140s
4	Glomar R.F. Bauer	2,750	'	GMDC	Egypt		Retired
	Rig Name	Rated Drilling Depth		Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	PLATFORM (1)
1	Rig 82	20,000	'	National 1320-UE	UK North Sea	Yes	Contracted		late May 04	6,000	Active approximately 50% of the year
	Operated by Joint Venture (2)	Rated Drilling Depth		Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557	'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s
2	Istiglal	2,297	'	F&G Pacesetter	Caspian Sea		Contracted	mid Dec 98	late May 05	6,000
	LAND RIGS (31)
1	Rig 92	16,000	'	National 1320-UE	Egypt	Yes	Contracted	mid Apr 03	late May 04	low $10s	Contracted to sell estimated effective 2nd quarter 2004
2	Rig 94	20,000	'	Oilwell E-2000/ National 110 UE	Egypt	Yes	Contracted	mid Oct 03	late May 04	$9,900	Contracted to sell estimated effective 2nd quarter 2004
3	Rig 97	20,000	'	Dreco/Oilwell E-2000	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
4	Rig 102	16,000	'	National 110-UE	Kuwait-Saudi PNZ	Yes	Committed	early Jan 04	late May 04	low $10s	Contracted to sell estimated effective 2nd quarter 2004
5	Rig 104	20,000	'	National 1320-UE	Egypt	Yes	Contracted	mid Oct 03	late May 04	low $10s	Contracted to sell estimated effective 2nd quarter 2004
6	Rig 119	20,000	'	Lee C. Moore/Oilwell E-2000	Venezuela	Yes	Contracted	early Jan 04	early Apr 04	low $20s	Contracted to sell estimated effective 2nd quarter 2004
7	Rig 143	6,500	'	Ideco H 37 ED	Egypt	Yes	Contracted	late Jul 02	late May 04	$5,000	Contracted to sell estimated effective 2nd quarter 2004
8	Rig 144	30,000	'	Emsco C3 111	Saudi Arabia	Yes	Contracted	mid Jun 01	late May 04	high $10s	Contracted to sell estimated effective 2nd quarter 2004
9	Rig 146	10,000	'	Kremco 750	Kuwait	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
10	Rig 147	16,000	'	National 110-UE	Kuwait	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
11	Rig 150	11,500	'	National 80-UE	Oman	Yes	Contracted	late Oct 03	late May 04	mid $10s	Contracted to sell estimated effective 2nd quarter 2004
12	Rig 151	11,500	'	National 80-UE	Oman	Yes	Contracted	late Oct 03	late May 04	mid $10s	Contracted to sell estimated effective 2nd quarter 2004
13	Rig 155	30,000	'	Oilwell E-3000	Kuwait	Yes	Contracted	mid Apr 03	late May 04	high $10s	Contracted to sell estimated effective 2nd quarter 2004
14	Rig 157	17,000	'	Dreco/Ideco 1700 UE	Saudi Arabia	Yes	Contracted	mid Nov 03	late May 04	mid $10s	Contracted to sell estimated effective 2nd quarter 2004
15	Rig 158	25,000	'	Oilwell E-2000	Kuwait	Yes	Contracted	mid Apr 03	late May 04	high $10s	Contracted to sell estimated effective 2nd quarter 2004
16	Rig 159	8,000	'	Cooper LTO-750	Oman	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
17	Rig 160	12,000	'	Dreco 1250 E	Kuwait	Yes	Contracted	mid Apr 03	late May 04	low $10s	Contracted to sell estimated effective 2nd quarter 2004
18	Rig 161	12,000	'	Dreco 1250 E	Kuwait	Yes	Contracted	mid Apr 03	late May 04	mid $10s	Contracted to sell estimated effective 2nd quarter 2004
19	Rig 169	16,000	'	National 110-UE	Kuwait	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
20	Rig 170	14,000	'	National 110-UE	Kuwait	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
21	Rig 171	10,000	'	Oilwell 660-E	Kuwait-Saudi PNZ	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
22	Rig 172	10,000	'	Oilwell 660-E	Kuwait	Yes	Contracted	mid Apr 03	late May 04	low $10s	Contracted to sell estimated effective 2nd quarter 2004
23	Rig 173	30,000	'	Dreco/Gardner Denver 3000	Saudi Arabia	Yes	Contracted	early Jan 01	late May 04	high $10s	Contracted to sell estimated effective 2nd quarter 2004
24	Rig 174	30,000	'	Pyramid/ EMSCO C3	Saudi Arabia	Yes	Available	late Jul 03			Contracted to sell estimated effective 2nd quarter 2004
25	Rig 176	30,000	'	Pyramid/Ideco 3000E	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
26	Rig 177	30,000	'	Dreco/Oilwell E-3000	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
27	Rig 178	20,000	'	Pyramid/National 1320	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
28	Rig 179	20,000	'	Pyramid/National 1320	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
29	Rig 180	30,000	'	National 1625-UE	Kuwait	Yes	Contracted	early Nov 03	late May 04	low $20s	Contracted to sell estimated effective 2nd quarter 2004
30	Rig 186	20,000	'	Pyramid/Oilwell E-2000	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004
31	Rig 187	20,000	'	Pyramid/National 1320 UE	Venezuela	Yes	Available				Contracted to sell estimated effective 2nd quarter 2004

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the fourth quarter 2003, miscellaneous revenues were approximately $45.3 million, including $14.8 million of cost reimbursements and $5.4 million for the Galaxy II early termination buyout. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the fourth quarter of fiscal 2003; (b) estimated dayrates (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) future prices of oil and gas; (b) industry fleet capacity; (c) general economic and business conditions; (d) changes in foreign, political, social and economic conditions; (e) adjustments in the periods in which rigs are upgraded or cold stacked; (f) exploration success by producers; and (g) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000-53,999

mid = 4, 5, 6.999 ie: 54,000-56,999

high = 7, 8, 9.999 ie: 57,000-59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.